EXHIBIT 10.3


                                               [THE ROYAL BANK OF SCOTLAND LOGO]

                                                        Financial Markets

                                                        280 Bishopsgate

                                                        London EC2M 4RB

Memorandum                                              March 28, 2007

To Wells Fargo Bank, N.A. as master servicer on behalf of the Trust (such trust, the "Issuing Entity") created under the Pooling and Servicing Agreement (as defined below)

Address         Wells Fargo Bank, N.A.
                9062 Old Annapolis Road
                Columbia, Maryland 21045

Attention       Client Manager - Wells Fargo Mortgage Backed Securities,
                Series 2007-4
                Telephone: 410-884-2000
                Facsimile:  410-715-2380

CC:             Greenwich Capital Markets, Inc.

Address         600 Steamboat Road
                Greenwich, CT 06830

From:           The Royal Bank of Scotland plc

Address         280 Bishopsgate
                London EC2M 4RB

Attention       Legal Department - Derivatives Documentation
                Telephone: (203) 618-2531/2532
                Facsimile: (203) 618-2533/2534

Reference       IRG16225796.2A/2B
Numbers


Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A. as master servicer (the "Master Servicer") under the Pooling and Servicing Agreement (as defined below) on behalf of the Issuing Entity and The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc., and "Party B" means Wells Fargo Bank, N.A. as Master Servicer on behalf of the Issuing Entity.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of March 1, 2007, among Wells Fargo Asset Securities Corporation, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as Master Servicer and HSBC Bank USA, National Association, as trustee.

1 This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (a)               Non-Reliance

            Party A has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.

            Party B is acting, not individually or personally, but as Master Servicer and has been directed to enter this Agreement by, and on behalf of, the Issuing Entity, which has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.

            Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

      (b)               Evaluation and Understanding

            It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

      (c)               Status of Parties

            The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2 The terms of the particular Transaction to which this Confirmation relates are as follows:

 Notional Amount:              With respect to any Calculation Period, the
                               amount set forth for such period on Schedule
                               A attached hereto.

 Trade Date:                   March 12, 2007

 Effective Date:               April 25, 2007

 Termination Date:             May 25, 2010, subject to no adjustment.

 Fixed Amounts:

 Fixed Rate Payer:             Party B
 Fixed Rate Payer Payment      March 28, 2007
 Date:

 Fixed Amount:                 USD [_____].

 Floating Amounts:

 Floating Rate Payer:          Party A

 Cap Rate:                     5.50%

 Floating Rate Payer Period    The 25th day of each month of each year
 End Dates:                    commencing May 25, 2007, through and including
                               the Termination Date, subject to no adjustment.

 Floating Rate Payer Payment   Early Payment shall be applicable. The Floating
 Dates:                        Rate Payer Payment Date shall be one (1) Business
                               Day prior to each Floating Rate Payer Period End
                               Date.

 Floating  Rate  for  Initial  To be determined.
 Calculation Period:

 Floating Rate Option:         USD-LIBOR-BBA, provided, however, if the Floating
                               Rate Option for any Calculation Period is greater than 99% then the Floating Rate Option for such Calculation Period shall be deemed to be 99%.

 Designated Maturity:          1 Month

 Spread:                       None

 Floating Rate Day Count       30/360 unadjusted.
 Fraction:

 Reset Dates:                  The first day of each Calculation Period.

 Business Days for Payments:   New York

 Calculation Agent:            Party A; provided,  however, that if an Event
                               of Default occurs with respect to Party A, then
                               Party B shall be entitled to appoint a financial institution which would qualify as a Reference
                               Market-Maker to act as Calculation Agent (such financial institution subject to Party A's consent).

3     Form Master Agreement

      (a)   "Specified Entity" means, in relation to Party A, for the purpose of
            Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

      (b)   "Specified Entity" means, in relation to Party B, for the purpose of
            Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

      (c) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

      (d) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

      (e) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

      (f) The "Automatic Early Termination" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

      (g) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

      (h)   The phrase "Termination Currency" means United States Dollars.

      (i) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

4     Recording of Conversations

      Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents.

5     Credit Support Document

      In relation to Party A:       Not Applicable.

      In relation to Party B:       Not Applicable.

6     Credit Support Provider

      In relation to Party A:       Not Applicable.

      In relation to Party B:       Not Applicable.

7     Account Details

      Account for payments to Party A:

            USD
            For the account of The Royal Bank of Scotland Financial Markets Fixed Income and Interest Rate Derivative Operations, London SWIFT RBOSGB2RTCM with JPMorgan Chase Bank, New York CHASUS33 Account Number 400930153/ABA 021000021

      Account for payments to Party B:

            Wells Fargo Bank, N.A.

            ABA#:         121000248
            Account Name: Corporate Trust Clearing
            ACCT #:       3970771416
            FFC to:       50999701, Reference WFMBS 2007-4 Reserve Fund

8     Offices

      The Office of Party A for this Transaction is:

            London

      The Office of Party B for this Transaction is:

            Columbia, MD

9     Additional Provisions

      Fully-Paid Transactions

            Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under
            Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5(b)(ii) of the Form Master Agreement with respect to Party A as the Affected Party or (ii)
            Section 5(b)(iii) of the Form Master Agreement with respect to Party A as the Burdened Party.

10    Compliance with Regulation AB

      (a) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor, acting on behalf of the Issuing Entity, is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation AB"), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (b) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nine (9) percent or more, then the Depositor may request on a Business Day after the date of such determination from Party A the same information set forth in Item 1115(b)(1) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent, along with any necessary auditors' consent (such request, a "10% Cap Disclosure Request" and such requested information, subject to the last sentence of this paragraph, is the "10% Cap Financial Disclosure"). Party B (or the Depositor on its behalf) shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 10% Cap Disclosure Request. The parties hereto further agree that the 10% Cap Financial Disclosure provided to meet the 10% Cap Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

      (c) Upon the occurrence of a 10% Cap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 10% Cap Financial Disclosure, (ii) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 10% Cap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Cap Financial Disclosure or (iii) obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to provide the 10% Cap Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 10% Cap Financial Disclosure. If permitted by Regulation AB, any required 10% Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

      (d) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nineteen
            (19) percent or more, then the Depositor may request on a Business Day after the date of such determination from Party A the same information set forth in Item 1115(b)(2) of Regulation AB that would have been required if the significance percentage had in fact increased to twenty (20) percent, along with any necessary auditors consent (such request, a "20% Cap Disclosure Request" and such requested information is the "20% Cap Financial Disclosure"). Party B (or the Depositor on its behalf) shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 20% Cap Disclosure Request.

      (e) Upon the occurrence of a 20% Cap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 20% Cap Financial Disclosure, (ii) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 20% Cap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Cap Financial Disclosure or (iii) obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to provide the 20% Cap Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 20% Cap Financial Disclosure. If permitted by Regulation AB, any required 20% Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

11    Additional Termination Events

      The following Additional Termination Events will apply:

      (a)   [Reserved]

      (b) If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a 10% Cap Disclosure Request complied with the provisions set forth in clauses (b) and (c) of Paragraph 10 above (provided that if the significance percentage is 10% or more and less than 20% when the 10% Cap Disclosure Request is made or reaches 10% after a 10% Cap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (b) and (c) of Paragraph 10 above within 5 days of Party A being informed of the significance percentage reaching 10% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (c) If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a 20% Cap Disclosure Request complied with the provisions set forth in clauses (d) and (e) of Paragraph 10 above (provided that if the significance percentage is 20% or more when the 20% Cap Disclosure Request is made or reaches 20% after a 20%Cap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (d) and
            (e) of Paragraph 10 above within 5 days of Party A being informed of the significance percentage reaching 20% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

12    [Reserved]

13    Waiver of Right to Trial by Jury

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

14    Eligible Contract Participant

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

15    Notice by Facsimile Transmission

      Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words ";provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine)".

16    Multibranch Party

      For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party; and (b) Party B is not a Multibranch Party.

17    Other provisions

      (d)   Addresses for notices. As set forth on page 1 hereof.

      (e) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

      (f) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

      (g) Documents to be Delivered. For the purpose of Section 4(a) of the Form Master Agreement:




Party required to     Form/Document/Certificate          Date by which to be     Covered by Section 3(d)
deliver document                                         delivered               Representation

Party A and Party B   A certificate of an  authorized    Upon the execution      Yes
                      officer of the party, as to the    and delivery of this
                      incumbency and authority of the    Confirmation
                      respective officers of the party
                      signing this Confirmation


      (h)   Limitation of Liability

            It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by Wells Fargo ("Wells"), not individually or personally but solely as the Master Servicer on behalf of the Issuing Entity, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein are made on the part of the Issuing Entity and intended not as personal representations, undertakings and agreements by Wells but are made and intended for the purpose of binding only the Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on Wells, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall Wells be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this letter agreement.

      (i) This letter agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      (j) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

      (k) Agency Role of Greenwich Capital Markets, Inc. This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.


                      [remainder of page intentionally left blank]

THE ROYAL BANK OF SCOTLAND PLC


By: Greenwich Capital Markets, Inc., its agent


By: /s/ Deborah Pfeifer
   --------------------------------------
   Deborah Pfeifer
   Authorized Signatory



Confirmed as of the date above;

Wells Fargo Bank, N.A., not individually but solely as master servicer under the Pooling and Servicing Agreement on behalf of Wells Fargo Mortgage Backed Securities 2007-4 Trust


By: /s/ Carla S. Walker
   --------------------------------------
  Name: Carla S. Walker
  Title: Vice President

                                   SCHEDULE A

                  Our Reference Numbers: IRG16225796.2A/2B
  From and including      To but excluding    Notional Amount (USD)
  ------------------      ----------------    ---------------------
       4/25/2007              5/25/2007           54,997,165.00
       5/25/2007              6/25/2007           54,977,381.94
       6/25/2007              7/25/2007           54,540,928.04
       7/25/2007              8/25/2007           54,006,298.31
       8/25/2007              9/25/2007           53,374,031.43
       9/25/2007             10/25/2007           52,644,947.12
      10/25/2007             11/25/2007           51,820,147.12
      11/25/2007             12/25/2007           50,901,015.14
      12/25/2007              1/25/2008           49,889,215.81
       1/25/2008              2/25/2008           48,786,692.64
       2/25/2008              3/25/2008           47,595,664.95
       3/25/2008              4/25/2008           46,318,623.66
       4/25/2008              5/25/2008           44,958,326.16
       5/25/2008              6/25/2008           43,517,790.11
       6/25/2008              7/25/2008           42,000,286.14
       7/25/2008              8/25/2008           40,409,329.69
       8/25/2008              9/25/2008           38,748,671.67
       9/25/2008             10/25/2008           37,022,288.33
      10/25/2008             11/25/2008           35,234,370.06
      11/25/2008             12/25/2008           33,389,309.38
      12/25/2008              1/25/2009           31,491,687.99
       1/25/2009              2/25/2009           29,546,263.04
       2/25/2009              3/25/2009           27,557,952.60
       3/25/2009              4/25/2009           25,531,820.45
       4/25/2009              5/25/2009           23,473,060.13
       5/25/2009              6/25/2009           21,386,978.51
       6/25/2009              7/25/2009           19,278,978.61
       7/25/2009              8/25/2009           17,154,542.20
       8/25/2009              9/25/2009           15,057,978.19
       9/25/2009             10/25/2009           13,037,344.04
      10/25/2009             11/25/2009           11,090,745.44
      11/25/2009             12/25/2009            9,216,329.76
      12/25/2009              1/25/2010            7,412,285.29
       1/25/2010              2/25/2010            5,676,840.25
       2/25/2010              3/25/2010            4,008,262.10
       3/25/2010              4/25/2010            2,404,856.60
       4/25/2010              5/25/2010             864,967.10